Exhibit 99.2

Supplemental Financial Information February 12, 2019

Supplemental Financial Information For the quarter and year ended December 31, 2018 February 12, 2019

Supplemental Financial Information February 12, 2019

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q4 2018 – Q4 2017	10
Consolidated Statements of Operations Q4 and FY 2018/2017	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q4 and FY 2018/2017	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q4 and FY 2018/2017	14
Pro Forma Consolidated Statements of Operations Q1 2018 – Q4 2018, FY 2018/2017	15
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q4 2018	16
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q4 2018	17
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q4 2018 Footnotes	18
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2018	19
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2018	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2018 Footnotes	21
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2017	22
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2017	23
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2017 Footnotes	24
EARNINGS GUIDANCE	25
Earnings Guidance for Q1 and FY 2019	26

Supplemental Financial Information February 12, 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q1 and FY 2019	28
CAPITALIZATION	29
Comparative Capitalization Q4 2018 – Q4 2017	30
Consolidated Debt Summary Schedule	31
Consolidated Amortization and Debt Maturity Schedule as of December 31, 2018	32
PROPERTY-LEVEL DATA	33
Hotel Information as of February 12, 2019	34
PROPERTY-LEVEL OPERATING STATISTICS	35
Property-Level Operating Statistics Q4 2018/2017	36
Property-Level Operating Statistics FY 2018/2017	37
OPERATING STATISTICS BY BRAND & GEOGRAPHY	38
Operating Statistics by Brand Q4 and FY 2018/2017	39
21 Hotel Comparable Portfolio Property-Level FY 2018 Adjusted EBITDAre Contribution by Brand	40
Operating Statistics by Region Q4 and FY 2018/2017	41
PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	42
Property-Level Adjusted EBITDAre Q4 and FY 2018/2017	43
Property-Level Adjusted EBITDAre Q4 and FY 2018/2017 Footnotes	44
Property-Level Adjusted EBITDAre Margins Q4 and FY 2018/2017	45
Property-Level Adjusted EBITDAre Margins Q4 and FY 2018/2017 Footnotes	46
Property-Level Adjusted EBITDAre Reconciliation Q4 2018	47
Property-Level Adjusted EBITDAre Reconciliation Q4 2017	48
Property-Level Adjusted EBITDAre Reconciliation Q4 2018/2017 Footnotes	49
Property-Level Adjusted EBITDAre Reconciliation FY 2018	50
Property-Level Adjusted EBITDAre Reconciliation FY 2017	51
Property-Level Adjusted EBITDAre Reconciliation FY 2018/2017 Footnotes	52

Supplemental Financial Information February 12, 2019

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information February 12, 2019

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 12, 2019 has interests in 21 hotels comprised of 10,780 rooms. Sunstone’s primary business is to acquire, own, asset manage and renovate hotels considered to be Long-Term Relevant Real Estate®, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of Long-Term Relevant Real Estate® in the hospitality sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements. Our strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Our goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 12, 2019

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, government shutdown, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 12, 2019, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 12, 2019

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions. Our presentation of Adjusted EBITDAre, excluding noncontrolling interest results in a similar metric as our previous disclosure of Adjusted EBITDA.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 12, 2019

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Noncash ground rent: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information February 12, 2019

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We  also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. Additionally, we include an adjustment for the cash ground lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are capital leases, and, therefore, we include a portion of the capital lease payments each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciable assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and capital lease obligations, the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as changes to deferred tax assets or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 21 Hotel Comparable Portfolio is comprised of all hotels we owned as of December 31, 2018, and includes both our results and the prior owner’s results for the Oceans Edge Resort & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Resort & Marina’s previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. We caution you not to place undue reliance on the prior ownership information. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information February 12, 2019

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 12, 2019

Condensed Consolidated Balance Sheets
Q4 2018 – Q4 2017

(In thousands)	December 31, 2018 (1)	September 30, 2018 (2)	June 30, 2018 (3)	March 31, 2018 (4)	December 31, 2017 (5)
Assets
Investment in hotel properties:
Land	$611,993	$615,641	$604,866	$605,054	$605,054
Buildings & improvements	2,983,308	3,013,659	3,039,104	3,067,473	3,049,569
Furniture, fixtures, & equipment	486,441	489,153	488,042	496,492	484,749
Other	117,543	132,813	117,962	115,365	103,631
	4,199,285	4,251,266	4,249,974	4,284,384	4,243,003
Less accumulated depreciation & amortization	(1,168,287)	(1,177,644)	(1,160,793)	(1,173,497)	(1,136,937)
	3,030,998	3,073,622	3,089,181	3,110,887	3,106,066

Other noncurrent assets, net	33,361	35,019	35,102	33,016	23,622

Current assets:
Cash and cash equivalents	809,316	650,691	544,900	467,050	488,002
Restricted cash	53,053	68,794	74,989	79,336	71,309
Other current assets, net	46,105	57,175	59,052	62,496	46,006
Assets held for sale, net	—	33,312	42,389	—	122,807
Total assets	$3,972,833	$3,918,613	$3,845,613	$3,752,785	$3,857,812

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 12, 2019

Condensed Consolidated Balance Sheets
Q4 2018– Q4 2017 (cont.)

(In thousands)	December 31, 2018 (1)	September 30, 2018 (2)	June 30, 2018 (3)	March 31, 2018 (4)	December 31, 2017 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$5,838	$5,913	$5,653	$5,569	$5,477
Other current liabilities	226,887	118,050	118,553	110,685	236,893
Liabilities of assets held for sale	—	3,459	4,061	—	189
Total current liabilities	232,725	127,422	128,267	116,254	242,559

Notes payable, less current portion, net	971,225	972,814	974,309	975,779	977,282
Capital lease obligations, less current portion	27,009	26,956	26,904	26,854	26,804
Other liabilities	30,703	30,981	30,802	31,041	28,989
Total liabilities	1,261,662	1,158,173	1,160,282	1,149,928	1,275,634

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,282	2,282	2,283	2,256	2,253

Additional paid in capital	2,728,684	2,726,523	2,724,379	2,677,099	2,679,221
Retained earnings	1,182,722	1,106,391	1,017,181	968,293	932,277
Cumulative dividends and distributions	(1,440,202)	(1,313,741)	(1,299,121)	(1,284,501)	(1,270,013)
Total stockholders' equity	2,663,486	2,711,455	2,634,722	2,553,147	2,533,738
Noncontrolling interest in consolidated joint venture	47,685	48,985	50,609	49,710	48,440
Total equity	2,711,171	2,760,440	2,685,331	2,602,857	2,582,178
Total liabilities and equity	$3,972,833	$3,918,613	$3,845,613	$3,752,785	$3,857,812

(1)	As presented on Form 10-K to be filed in February 2019.
(2)	As presented on Form 10-Q filed on November 6, 2018.
(3)	As presented on Form 10-Q filed on August 1, 2018.
(4)	As presented on Form 10-Q filed on May 8, 2018.
(5)	As presented on Form 10-K filed on February 14, 2018.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 12, 2019

Consolidated Statements of Operations
Q4 and FY 2018/2017

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2018	2017	2018	2017
Revenues
Room	$191,132	$199,532	$799,369	$829,320
Food and beverage	67,199	73,990	284,668	296,933
Other operating	22,521	16,668	75,016	67,385
Total revenues	280,852	290,190	1,159,053	1,193,638
Operating expenses
Room	50,281	53,019	210,204	213,301
Food and beverage	46,187	50,457	193,486	201,225
Other operating	4,681	4,272	17,169	16,392
Advertising and promotion	13,708	13,762	55,523	58,572
Repairs and maintenance	10,627	11,653	43,111	46,298
Utilities	6,791	7,575	29,324	30,419
Franchise costs	8,442	9,314	35,423	36,681
Property tax, ground lease and insurance	18,756	20,239	82,414	83,716
Other property-level expenses	31,414	33,510	132,419	138,525
Corporate overhead	8,191	7,232	30,247	28,817
Depreciation and amortization	36,268	38,583	146,449	158,634
Impairment loss	—	5,626	1,394	40,053
Total operating expenses	235,346	255,242	977,163	1,052,633

Gain on sale of assets	48,174	—	116,961	45,474
Operating income	93,680	34,948	298,851	186,479
Interest and other income	3,451	1,743	10,500	4,340
Interest expense	(16,081)	(10,425)	(47,690)	(51,766)
Loss on extinguishment of debt	(835)	(820)	(835)	(824)
Income before income taxes and discontinued operations	80,215	25,446	260,826	138,229
Income tax (provision) benefit, net	(2,459)	(4,766)	(1,767)	7,775
Income from continuing operations	77,756	20,680	259,059	146,004
Income from discontinued operations	—	—	—	7,000
Net income	77,756	20,680	259,059	153,004
Income from consolidated joint venture attributable to noncontrolling interest	(1,425)	(1,284)	(8,614)	(7,628)
Preferred stock dividends	(3,208)	(3,208)	(12,830)	(12,830)
Income attributable to common stockholders	$73,123	$16,188	$237,615	$132,546

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.32	$0.07	$1.05	$0.56
Income from discontinued operations	—	—	—	0.03
Basic and diluted income attributable to common stockholders per common share	$0.32	$0.07	$1.05	$0.59

Basic and diluted weighted average common shares outstanding	227,068	224,147	225,924	221,898

Distributions declared per common share	$0.54	$0.58	$0.69	$0.73

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 12, 2019

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q4 and FY 2018/2017

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2018	2017	2018	2017
Net income	$77,756	$20,680	$259,059	$153,004
Operations held for investment:
Depreciation and amortization	36,268	38,583	146,449	158,634
Amortization of lease intangibles	65	62	93	251
Interest expense	16,081	10,425	47,690	51,766
Income tax provision (benefit), net	2,459	4,766	1,767	(7,775)
Gain on sale of assets, net	(48,176)	(11)	(116,916)	(45,747)
Impairment loss	—	5,626	1,394	40,053
EBITDAre	84,453	80,131	339,536	350,186

Operations held for investment:
Amortization of deferred stock compensation	2,069	1,854	9,007	8,042
Amortization of favorable and unfavorable contracts, net	(5)	3	(2)	218
Noncash ground rent	(287)	(281)	(1,147)	(1,122)
Capital lease obligation interest - cash ground rent	(593)	(590)	(2,361)	(1,867)
Loss on extinguishment of debt	835	820	835	824
Hurricane-related uninsured losses (insurance proceeds), net	—	41	(990)	1,690
Closing costs - completed acquisition	—	—	—	729
Prior year property tax adjustments, net	(320)	(251)	(203)	(800)
Property-level restructuring, severance and management transition costs	29	—	29	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,425)	(1,284)	(8,614)	(7,628)
Depreciation and amortization	(641)	(620)	(2,556)	(2,767)
Interest expense	(545)	(482)	(1,982)	(1,950)
Noncash ground rent	73	73	290	290
Loss on extinguishment of debt	—	(205)	—	(205)
Discontinued operations:
Gain on sale of assets	—	—	—	(7,000)
	(810)	(922)	(7,694)	(11,546)
Adjusted EBITDAre, excluding noncontrolling interest	$83,643	$79,209	$331,842	$338,640

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 12, 2019

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 and FY 2018/2017

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2018	2017	2018	2017
Net income	$77,756	$20,680	$259,059	$153,004
Preferred stock dividends	(3,208)	(3,208)	(12,830)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	36,020	38,486	145,827	158,177
Amortization of lease intangibles	65	62	93	251
Gain on sale of assets, net	(48,176)	(11)	(116,916)	(45,747)
Impairment loss	—	5,626	1,394	40,053
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,425)	(1,284)	(8,614)	(7,628)
Real estate depreciation and amortization	(641)	(620)	(2,556)	(2,767)
Discontinued operations:
Gain on sale of assets	—	—	—	(7,000)
FFO attributable to common stockholders	60,391	59,731	265,457	275,513

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(5)	3	(2)	218
Noncash ground rent	(287)	(281)	(1,147)	(1,122)
Noncash interest on derivatives and capital lease obligations, net	3,805	(1,777)	(1,190)	3,106
Loss on extinguishment of debt	835	820	835	824
Hurricane-related uninsured losses (insurance proceeds), net	—	41	(990)	1,690
Closing costs - completed acquisition	—	—	—	729
Prior year property tax adjustments, net	(320)	(251)	(203)	(800)
Property-level restructuring, severance and management transition costs	29	—	29	—
Noncash income tax provision (benefit), net	2,232	4,393	1,132	(9,235)
Noncontrolling interest:
Noncash ground rent	73	73	290	290
Noncash interest on derivative, net	—	(25)	(1)	(30)
Loss on extinguishment of debt	—	(205)	—	(205)
	6,362	2,791	(1,247)	(4,535)
Adjusted FFO attributable to common stockholders	$66,753	$62,522	$264,210	$270,978
FFO attributable to common stockholders per diluted share	$0.27	$0.27	$1.17	$1.24
Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.28	$1.17	$1.22

Basic weighted average shares outstanding	227,068	224,147	225,924	221,898
Shares associated with unvested restricted stock awards	474	566	377	391
Diluted weighted average shares outstanding	227,542	224,713	226,301	222,289

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 12, 2019

Pro Forma Consolidated Statements of Operations
Q1 2018 – Q4 2018, FY 2018/2017

	Year Ended (1)	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2018	2018	2018	2018	2018	2017
Revenues
Room	$754,093	$186,414	$198,568	$204,295	$164,816	$733,555
Food and beverage	266,086	65,672	60,987	72,136	67,291	253,757
Other operating	71,809	22,265	17,313	16,502	15,729	60,612
Total revenues	1,091,988	274,351	276,868	292,933	247,836	1,047,924

Operating Expenses
Room	198,179	49,264	51,210	50,756	46,949	188,508
Food and beverage	180,458	45,200	43,805	46,088	45,365	171,434
Other expenses	367,104	91,897	91,887	93,846	89,474	354,730
Corporate overhead	30,247	8,191	7,360	7,594	7,102	28,817
Depreciation and amortization	140,712	35,836	35,018	35,269	34,589	140,941
Total operating expenses	916,700	230,388	229,280	233,553	223,479	884,430

Operating Income	175,288	43,963	47,588	59,380	24,357	163,494

Interest and other income	10,500	3,451	2,592	2,966	1,491	4,340
Interest expense	(47,690)	(16,081)	(11,549)	(11,184)	(8,876)	(51,766)
Loss on extinguishment of debt	(835)	(835)	—	—	—	(824)
Income before income taxes and discontinued operations	137,263	30,498	38,631	51,162	16,972	115,244
Income tax (provision) benefit, net	(1,767)	(2,459)	(673)	(2,375)	3,740	7,775
Income from continuing operations	135,496	28,039	37,958	48,787	20,712	123,019
Income from discontinued operations	—	—	—	—	—	7,000
Net Income	$135,496	$28,039	$37,958	$48,787	$20,712	$130,019

Adjusted EBITDAre, excluding noncontrolling interest (2)	$318,268	$81,668	$83,077	$95,293	$58,230	$302,539

(1)

Includes the Company's ownership results and prior ownership results for the 21 Hotel Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased building space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Marriott Tysons Corner due to its sale in December 2018, the Hilton North Houston and Marriott Houston (together the “Houston hotels”) due to their sales in October 2018, the Hyatt Regency Newport Beach due to its sale in July 2018, and the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018, along with the Marriott Park City and Fairmont Newport Beach due to their sales in June 2017 and February 2017, respectively.

(2)

Adjusted EBITDAre, excluding noncontrolling interest  reconciliations for the three months ended December 31, 2018 and for the years ended December 31, 2018 and 2017 can be found on pages 16, 19 and 22, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q4 2018

	Three Months Ended December 31, 2018
		Disposition:	Disposition:
			Marriott
(In thousands)	Actual (1)	Houston Hotels (2)	Tysons Corner (3)	Pro Forma (4)

Net income	$77,756	$(322)	$(49,395)	$28,039
Operations held for investment:
Depreciation and amortization	36,268	—	(432)	35,836
Amortization of lease intangibles	65	—	—	65
Interest expense	16,081	—	—	16,081
Income tax provision	2,459	—	—	2,459
Gain on sale of assets, net	(48,176)	336	47,838	(2)
EBITDAre	84,453	14	(1,989)	82,478

Operations held for investment:
Amortization of deferred stock compensation	2,069	—	—	2,069
Amortization of favorable and unfavorable contracts, net	(5)	—	—	(5)
Noncash ground rent	(287)	—	—	(287)
Capital lease obligation interest - cash ground rent	(593)	—	—	(593)
Loss on extinguishment of debt	835	—	—	835
Prior year property tax adjustments, net	(320)	—	—	(320)
Property-level restructuring, severance and management transition costs	29	—	—	29
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,425)	—	—	(1,425)
Depreciation and amortization	(641)	—	—	(641)
Interest expense	(545)	—	—	(545)
Noncash ground rent	73	—	—	73
	(810)	—	—	(810)

Adjusted EBITDAre, excluding noncontrolling interest	$83,643	$14	$(1,989)	$81,668

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 2018

	Three Months Ended December 31, 2018
		Disposition:	Disposition:
			Marriott
(In thousands, except per share amounts)	Actual (1)	Houston Hotels (2)	Tysons Corner (3)	Pro Forma (4)

Net income	$77,756	$(322)	$(49,395)	$28,039
Preferred stock dividends	(3,208)	—	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	36,020	—	(432)	35,588
Amortization of lease intangibles	65	—	—	65
Gain on sale of assets, net	(48,176)	336	47,838	(2)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(1,425)	—	—	(1,425)
Real estate depreciation and amortization	(641)	—	—	(641)
FFO attributable to common stockholders	60,391	14	(1,989)	58,416

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(5)	—	—	(5)
Noncash ground rent	(287)	—	—	(287)
Noncash interest on derivatives and capital lease obligations, net	3,805	—	—	3,805
Loss on extinguishment of debt	835	—	—	835
Prior year property tax adjustments, net	(320)	—	—	(320)
Property-level restructuring, severance and management transition costs	29	—	—	29
Noncash income tax provision	2,232	—	—	2,232
Noncontrolling interest:
Noncash ground rent	73	—	—	73
	6,362	—	—	6,362

Adjusted FFO attributable to common stockholders	$66,753	$14	$(1,989)	$64,778

FFO attributable to common stockholders per diluted share	$0.27			$0.26

Adjusted FFO attributable to common stockholders per diluted share	$0.29			$0.28

Basic weighted average shares outstanding	227,068			227,068
Shares associated with unvested restricted stock awards	474			474
Diluted weighted average shares outstanding	227,542			227,542

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
Q4 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 21 hotels owned by the Company as of December 31, 2018, as well as results for the Houston hotels prior to their disposition in October 2018, and the Marriott Tysons Corner prior to its disposition in December 2018.

(2)	Disposition: Houston Hotels represents the Company's ownership results for the hotels, sold in October 2018.
(3)	Disposition: Marriott Tysons Corner represents the Company’s ownership results for the hotel, sold in December 2018.
(4)	Pro Forma represents the Company’s ownership results for the 21 Hotel Comparable Portfolio.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
FY 2018

	Year Ended December 31, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Issuance:
		Marriott Philadelphia					JW Marriott
(In thousands)	Actual (1)	& Marriott Quincy (2)	Hyatt Regency Newport Beach (3)	Houston Hotels (4)	Marriott Tysons Corner (5)	Renaissance DC Space Rights (6)	New Orleans Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$259,059	$(14,716)	$(56,447)	$332	$(53,446)	$546	$168	$—	$135,496
Operations held for investment:
Depreciation and amortization	146,449	—	(1,773)	(1,522)	(2,442)	—	—	—	140,712
Amortization of lease intangibles	93	—	—	—	—	—	163	—	256
Interest expense	47,690	—	—	—	—	—	—	—	47,690
Income tax provision, net	1,767	—	—	—	—	—	—	—	1,767
Gain on sale of assets, net	(116,916)	15,659	53,128	336	47,838	—	—	—	45
Impairment loss	1,394	—	—	(1,394)	—	—	—	—	—
EBITDAre	339,536	943	(5,092)	(2,248)	(8,050)	546	331	—	325,966

Operations held for investment:
Amortization of deferred stock compensation	9,007	—	—	—	—	—	—	—	9,007
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	—	—	—	—	(2)
Noncash ground rent	(1,147)	—	—	—	—	—	—	—	(1,147)
Capital lease obligation interest - cash ground rent	(2,361)	—	—	—	—	—	—	—	(2,361)
Loss on extinguishment of debt	835	—	—	—	—	—	—	—	835
Hurricane-related insurance proceeds net of uninsured losses	(990)	—	—	(4)	—	—	—	—	(994)
Prior year property tax adjustments, net	(203)	—	—	—	—	—	—	—	(203)
Property-level restructuring, severance and management transition costs	29	—	—	—	—	—	—	—	29
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(8,614)	—	—	—	—	—	—	—	(8,614)
Depreciation and amortization	(2,556)	—	—	—	—	—	—	—	(2,556)
Interest expense	(1,982)	—	—	—	—	—	—	—	(1,982)
Noncash ground rent	290	—	—	—	—	—	—	—	290
	(7,694)	—	—	(4)	—	—	—	—	(7,698)

Adjusted EBITDAre, excluding noncontrolling interest	$331,842	$943	$(5,092)	$(2,252)	$(8,050)	$546	$331	$—	$318,268

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2018

	Year Ended December 31, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Issuance:
		Marriott Philadelphia					JW Marriott
(In thousands, except per share amounts)	Actual (1)	& Marriott Quincy (2)	Hyatt Regency Newport Beach (3)	Houston Hotels (4)	Marriott Tysons Corner (5)	Renaissance DC Space Rights (6)	New Orleans Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$259,059	$(14,716)	$(56,447)	$332	$(53,446)	$546	$168	$—	$135,496
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	145,827	—	(1,773)	(1,522)	(2,442)	—	—	—	140,090
Amortization of lease intangibles	93	—	—	—	—	—	163	—	256
Gain on sale of assets, net	(116,916)	15,659	53,128	336	47,838	—	—	—	45
Impairment loss	1,394	—	—	(1,394)	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(8,614)	—	—	—	—	—	—	—	(8,614)
Real estate depreciation and amortization	(2,556)	—	—	—	—	—	—	—	(2,556)
FFO attributable to common stockholders	265,457	943	(5,092)	(2,248)	(8,050)	546	331	—	251,887

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	—	—	—	—	(2)
Noncash ground rent	(1,147)	—	—	—	—	—	—	—	(1,147)
Noncash interest on derivatives and capital lease obligations, net	(1,190)	—	—	—	—	—	—	—	(1,190)
Loss on extinguishment of debt	835	—	—	—	—	—	—	—	835
Hurricane-related insurance proceeds net of uninsured losses	(990)	—	—	(4)	—	—	—	—	(994)
Prior year property tax adjustments, net	(203)	—	—	—	—	—	—	—	(203)
Property-level restructuring, severance and management transition costs	29	—	—	—	—	—	—	—	29
Noncash income tax provision, net	1,132	—	—	—	—	—	—	—	1,132
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	—	290
Noncash interest on derivative, net	(1)	—	—	—	—	—	—	—	(1)
	(1,247)	—	—	—	—	—	—	—	(1,251)

Adjusted FFO attributable to common stockholders	$264,210	$943	$(5,092)	$(2,252)	$(8,050)	$546	$331	$—	$250,636

FFO attributable to common stockholders per diluted share	$1.17								$1.11

Adjusted FFO attributable to common stockholders per diluted share	$1.17								$1.10

Basic weighted average shares outstanding	225,924							1,092	227,016
Shares associated with unvested restricted stock awards	377							—	377
Diluted weighted average shares outstanding	226,301							1,092	227,393

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
FY 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 21 hotels owned by the Company as of December 31, 2018, as well as results prior to their dispositions for the Marriott Philadelphia and Marriott Quincy in January 2018, Hyatt Regency Newport Beach in July 2018, the Houston hotels in October 2018, and the Marriott Tysons Corner in December 2018.

(2)	Disposition: Marriott Philadelphia & Marriott Quincy represents the Company's ownership results for the hotels, sold in January 2018.
(3)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(4)	Disposition: Houston Hotels represents the Company's ownership results for the hotels, sold in October 2018.
(5)	Disposition: Marriott Tysons Corner represents the Company's ownership results for the hotel, sold in December 2018.
(6)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(7)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(8)	Issuance: Common Stock represents the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2018.
(9)

Pro Forma represents the Company's ownership results for the 21 Hotel Comparable Portfolio, as well as the common stock issuance in 2018 and the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Acquisition:	Issuance:
				Marriott Philadelphia				Oceans Edge		JW Marriott
(In thousands)	Actual (1)	Fairmont Newport Beach (2)	Marriott Park City (3)	& Marriott Quincy (4)	Hyatt Regency Newport Beach (5)	Houston Hotels (6)	Marriott Tysons Corner (7)	Resort & Marina (8)	Renaissance DC Space Rights (9)	New Orleans Land (10)	Common Stock (11)	Pro Forma (12)

Net income	$153,004	$(45,304)	$(2,636)	$(6,385)	$(6,604)	$39,372	$(4,733)	$1,393	$1,291	$621	$—	$130,019
Operations held for investment:
Depreciation and amortization	158,634	—	(699)	(7,195)	(3,576)	(4,692)	(2,994)	1,463	—	—	—	140,941
Amortization of lease intangibles	251	—	—	—	—	—	—	—	—	4	—	255
Interest expense	51,766	—	—	—	—	—	—	—	—	—	—	51,766
Income tax benefit, net	(7,775)	—	—	—	—	—	—	—	—	—	—	(7,775)
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	(40,053)	—	—	—	—	—	—
EBITDAre	350,186	(1,019)	(2,146)	(13,580)	(10,180)	(5,373)	(7,727)	2,856	1,291	625	—	314,933

Operations held for investment:
Amortization of deferred stock compensation	8,042	—	—	—	—	—	—	—	—	—	—	8,042
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	—	—	—	—	(1,122)
Capital lease obligation interest - cash ground rent	(1,867)	—	—	—	—	—	—	—	—	—	—	(1,867)
Loss on extinguishment of debt	824	—	—	—	—	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	(848)	—	—	—	—	—	842
Closing costs - completed acquisition	729	—	—	—	—	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	—	—	—	—	(800)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	—	—	—	—	(7,628)
Depreciation and amortization	(2,767)	—	—	—	—	—	—	—	—	—	—	(2,767)
Interest expense	(1,950)	—	—	—	—	—	—	—	—	—	—	(1,950)
Noncash ground rent	290	—	—	—	—	—	—	—	—	—	—	290
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	—	—	—	—	(205)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	—	—	—	—	(7,000)
	(11,546)	—	—	—	—	(848)	—	—	—	—	—	(12,394)

Adjusted EBITDAre, excluding noncontrolling interest	$338,640	$(1,019)	$(2,146)	$(13,580)	$(10,180)	$(6,221)	$(7,727)	$2,856	$1,291	$625	$—	$302,539

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott Philadelphia &	Hyatt Regency	Houston	Marriott	Oceans Edge Resort &	Renaissance DC	JW Marriott New Orleans	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Marriott Quincy (4)	Newport Beach (5)	Hotels (6)	Tysons Corner (7)	Marina (8)	Space Rights (9)	Land (10)	Stock (11)	Forma (12)

Net income	$153,004	$(45,304)	$(2,636)	$(6,385)	$(6,604)	$39,372	$(4,733)	$1,393	$1,291	$621	$—	$130,019
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	158,177	—	(699)	(7,195)	(3,576)	(4,692)	(2,994)	1,463	—	—	—	140,484
Amortization of lease intangibles	251	—	—	—	—	—	—	—	—	4	—	255
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	(40,053)	—	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	—	—	—	—	(7,628)
Real estate depreciation and amortization	(2,767)	—	—	—	—	—	—	—	—	—	—	(2,767)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	—	—	—	—	(7,000)
FFO attributable to common stockholders	275,513	(1,019)	(2,146)	(13,580)	(10,180)	(5,373)	(7,727)	2,856	1,291	625	—	240,260

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	—	—	—	—	(1,122)
Noncash interest on derivatives and capital lease obligations, net	3,106	—	—	—	—	—	—	—	—	—	—	3,106
Loss on extinguishment of debt	824	—	—	—	—	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	(848)	—	—	—	—	—	842
Closing costs - completed acquisition	729	—	—	—	—	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	—	—	—	—	(800)
Noncash income tax benefit, net	(9,235)	—	—	—	—	—	—	—	—	—	—	(9,235)
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	—	—	—	—	290
Noncash interest on derivative, net	(30)	—	—	—	—	—	—	—	—	—	—	(30)
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	—	—	—	—	(205)
	(4,535)	—	—	—	—	(848)	—	—	—	—	—	(5,383)

Adjusted FFO attributable to common stockholders	$270,978	$(1,019)	$(2,146)	$(13,580)	$(10,180)	$(6,221)	$(7,727)	$2,856	$1,291	$625	$—	$234,877

FFO attributable to common stockholders per diluted share	$1.24											$1.06

Adjusted FFO attributable to common stockholders per diluted share	$1.22											$1.03

Basic weighted average shares outstanding	221,898										4,793	226,691
Shares associated with unvested restricted stock awards	391										—	391
Diluted weighted average shares outstanding	222,289										4,793	227,082

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information February 12, 2019

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of December 31, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Disposition: Marriott Philadelphia & Marriott Quincy represents the Company's ownership results for the hotels, sold in January 2018.
(5)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(6)	Disposition: Houston Hotels represents the Company's ownership results for the hotels, sold in October 2018.
(7)	Disposition: Marriott Tysons Corner represents the Company's ownership results for the hotel, sold in December 2018.
(8)	Acquisition: Oceans Edge Resort & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(9)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(10)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(11)

Issuance: Common Stock represents the 4,685,023 shares, the 191,832 shares and the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2017, July 2017 and second quarter of 2018, respectively. The 191,832 shares were sold at the end of June 2017, but due to customary settlement periods, the shares were not delivered until July 2017.

(12)

Pro Forma represents the Company's ownership results and prior ownership results for the 21 Hotel Comparable Portfolio, as well as the common stock issuances in 2017 and 2018, along with the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information February 12, 2019

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information February 12, 2019

Earnings Guidance for Q1 and FY 2019

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2019.

The Company’s 2019 guidance does not include any residual impact from the recent government shutdown or any additional impact from any future government shutdowns, which could likely have a prolonged negative impact on its business.

For the first quarter of 2019, the Company expects:

Metric	Quarter Ended March 31, 2019 Guidance (1)
Net Income ($ millions)	$10 to $14
21 Hotel Comparable Portfolio RevPAR Growth	+ 2.5% to + 4.5%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$59 to $62
Adjusted FFO Attributable to Common Stockholders ($ millions)	$42 to $45
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.18 to $0.20
Diluted Weighted Average Shares Outstanding	227,700,000

For the full year of 2019, the Company expects:

Metric	Full Year 2019 Guidance (1)
Net Income ($ millions)	$109 to $134
21 Hotel Comparable Portfolio RevPAR Growth	0.0% to + 3.0%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$300 to $324
Adjusted FFO Attributable to Common Stockholders ($ millions)	$229 to $254
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.01 to $1.11
Diluted Weighted Average Shares Outstanding	228,000,000

(1)	See page 28 for detailed reconciliations of Net Income to non-GAAP financial measures.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information February 12, 2019

Earnings Guidance for Q1 and FY 2019 (cont.)

First quarter and full year 2019 guidance are based in part on the following assumptions:

•	Full year revenue displacement of $4.0 million to $5.0 million, related to planned 2019 capital investment projects.
•	Full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $3.0 million to $4.0 million, related to planned 2019 capital investment projects.
•	Full year 21 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 25 basis points to 75 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $23 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $51 million, including approximately $3 million in amortization of deferred financing costs and approximately $3 million of capital lease obligation interest. Full year interest expense does not include any noncash gain or loss on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information February 12, 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q1 and FY 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	March 31, 2019		December 31, 2019
(In thousands, except per share data)	Low	High	Low	High

Net income	$10,200	$13,800	$109,000	$134,200
Depreciation and amortization	36,200	36,000	144,800	144,200
Amortization of lease intangibles	100	100	300	300
Interest expense	12,900	12,700	51,200	50,800
Income tax provision	300	300	1,300	1,300
Noncontrolling interest	(1,900)	(2,100)	(12,300)	(12,500)
Amortization of deferred stock compensation	2,100	2,100	9,300	9,300
Noncash ground rent	(300)	(300)	(1,200)	(1,200)
Capital lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Adjusted EBITDAre, excluding noncontrolling interest	$59,000	$62,000	$300,000	$324,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$10,200	$13,800	$109,000	$134,200
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	36,000	35,800	143,800	143,200
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(1,300)	(1,500)	(10,100)	(10,300)
Noncash ground rent	(300)	(300)	(1,200)	(1,200)
Noncash interest on capital lease obligations	100	100	200	200
Adjusted FFO attributable to common stockholders	$41,600	$44,800	$229,200	$253,600

Adjusted FFO attributable to common stockholders per diluted share	$0.18	$0.20	$1.01	$1.11

Diluted weighted average shares outstanding	227,700	227,700	228,000	228,000

EARNINGS GUIDANCE	Page 28

Supplemental Financial Information February 12, 2019

CAPITALIZATION

CAPITALIZATION	Page 29

Supplemental Financial Information February 12, 2019

Comparative Capitalization
Q4 2018 – Q4 2017

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2018	2018	2018	2018	2017

Common Share Price & Dividends
At the end of the quarter	$13.01	$16.36	$16.62	$15.22	$16.53
High during quarter ended	$16.13	$16.98	$17.52	$17.26	$17.44
Low during quarter ended	$12.91	$15.79	$14.42	$14.33	$15.90
Common dividends per share	$0.54	$0.05	$0.05	$0.05	$0.58

Common Shares & Units
Common shares outstanding	228,246	228,247	228,254	225,615	225,322
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	228,246	228,247	228,254	225,615	225,322

Capitalization
Market value of common equity	$2,969,484	$3,734,122	$3,793,586	$3,433,856	$3,724,567
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	982,828	984,916	986,638	988,510	990,402
Consolidated total capitalization	4,142,312	4,909,038	4,970,224	4,612,366	4,904,969

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$4,087,312	$4,854,038	$4,915,224	$4,557,366	$4,849,969

Consolidated debt to total capitalization	23.7%	20.1%	19.9%	21.4%	20.2%
Pro rata debt to pro rata total capitalization	22.7%	19.2%	19.0%	20.5%	19.3%
Consolidated debt and preferred equity to total capitalization	28.3%	23.9%	23.7%	25.6%	24.1%
Pro rata debt and preferred equity to pro rata total capitalization	27.3%	23.1%	22.8%	24.7%	23.2%

CAPITALIZATION	Page 30

Supplemental Financial Information February 12, 2019

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2018	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$79,656	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	114,034	106,855
Term Loan Facility	Unsecured	2.94%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	83,649	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	60,489	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				762,828	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.40% - 2.25%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$982,828	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.6%
% Floating Rate Debt				22.4%
Average Interest Rate (2)				4.19%
Weighted Average Maturity of Debt (1)				5.1 years

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 4.4 years to 5.1 years.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at December 31, 2018, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 31

Supplemental Financial Information February 12, 2019

Consolidated Amortization and Debt Maturity Schedule

As of December 31, 2018

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2018 consolidated total capitalization as presented on page 30.

CAPITALIZATION	Page 32

Supplemental Financial Information February 12, 2019

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information February 12, 2019

Hotel Information as of February 12, 2019

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	11.04%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	9.83%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	7.49%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	7.46%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	7.24%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.77%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	5.07%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.66%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.65%	100%	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478	4.43%	100%	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.89%	100%	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.85%	100%	Fee Simple		2007
13	Renaissance Long Beach	California	Marriott	374	3.47%	100%	Fee Simple		2005
14	Embassy Suites Chicago	Illinois	Hilton	368	3.41%	100%	Fee Simple		2002
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.35%	100%	Fee Simple		2012
16	Renaissance Westchester	New York	Marriott	348	3.23%	100%	Fee Simple		2010
17	Embassy Suites La Jolla	California	Hilton	340	3.15%	100%	Fee Simple		2006
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.34%	100%	Fee Simple		2013
19	Marriott Portland	Oregon	Marriott	249	2.31%	100%	Fee Simple		2000
20	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.73%	100%	Leasehold	2096	1999
21	Oceans Edge Resort & Marina	Florida	Independent	175	1.62%	100%	Fee Simple		2017

	Total 21 Hotel Comparable Portfolio			10,780	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel is subject to a municipal air rights lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.
(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information February 12, 2019

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information February 12, 2019

Property-Level Operating Statistics

Q4 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$234.61	$208.01	12.8%	82.7%	80.3%	3.0%	$194.02	$167.03	16.2%
2	Boston Park Plaza	$216.27	$208.83	3.6%	88.0%	85.0%	3.5%	$190.32	$177.51	7.2%
3	Renaissance Washington DC	$238.26	$232.17	2.6%	70.4%	77.5%	-9.2%	$167.74	$179.93	-6.8%
4	Hyatt Regency San Francisco	$313.57	$283.14	10.7%	84.9%	85.1%	-0.2%	$266.22	$240.95	10.5%
5	Renaissance Orlando at SeaWorld ®	$155.38	$145.23	7.0%	74.7%	77.3%	-3.4%	$116.07	$112.26	3.4%
6	Renaissance Harborplace	$161.75	$165.69	-2.4%	59.7%	59.9%	-0.3%	$96.56	$99.25	-2.7%
7	Wailea Beach Resort	$435.08	$426.01	2.1%	85.1%	79.9%	6.5%	$370.25	$340.38	8.8%
8	Renaissance Los Angeles Airport	$140.25	$150.14	-6.6%	91.6%	82.1%	11.6%	$128.47	$123.26	4.2%
9	JW Marriott New Orleans	$200.67	$204.38	-1.8%	85.9%	80.5%	6.7%	$172.38	$164.53	4.8%
10	Hilton Times Square	$349.94	$337.96	3.5%	99.4%	99.0%	0.4%	$347.84	$334.58	4.0%
11	Hyatt Centric Magnificent Mile	$198.23	$197.17	0.5%	80.7%	81.9%	-1.5%	$159.97	$161.48	-0.9%
12	Marriott Boston Long Wharf	$322.30	$309.60	4.1%	83.5%	82.4%	1.3%	$269.12	$255.11	5.5%
13	Renaissance Long Beach	$177.41	$173.86	2.0%	80.6%	83.6%	-3.6%	$142.99	$145.35	-1.6%
14	Embassy Suites Chicago	$190.86	$188.34	1.3%	88.5%	89.6%	-1.2%	$168.91	$168.75	0.1%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$169.88	$168.55	0.8%	84.3%	85.3%	-1.2%	$143.21	$143.77	-0.4%
16	Renaissance Westchester	$158.20	$153.69	2.9%	74.8%	71.6%	4.5%	$118.33	$110.04	7.5%
17	Embassy Suites La Jolla	$189.71	$171.21	10.8%	86.9%	84.6%	2.7%	$164.86	$144.84	13.8%
18	Hilton New Orleans St. Charles	$173.87	$178.41	-2.5%	76.1%	81.0%	-6.0%	$132.32	$144.51	-8.4%
19	Marriott Portland	$169.26	$171.58	-1.4%	82.0%	83.1%	-1.3%	$138.79	$142.58	-2.7%
20	Courtyard by Marriott Los Angeles	$151.75	$156.30	-2.9%	92.8%	94.7%	-2.0%	$140.82	$148.02	-4.9%
21	Oceans Edge Resort & Marina (1)	$221.23	$237.92	-7.0%	93.5%	61.6%	51.8%	$206.85	$146.56	41.1%

	21 Hotel Comparable Portfolio (2)	$228.74	$219.80	4.1%	82.2%	81.0%	1.5%	$188.02	$178.04	5.6%

(1)	Operating statistics for the fourth quarter of 2017 are impacted by Hurricane Irma at the Oceans Edge Resort & Marina.
(2)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information February 12, 2019

Property-Level Operating Statistics

FY 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$247.06	$235.03	5.1%	86.1%	85.3%	0.9%	$212.72	$200.48	6.1%
2	Boston Park Plaza	$216.42	$217.16	-0.3%	88.1%	85.0%	3.6%	$190.67	$184.59	3.3%
3	Renaissance Washington DC	$231.60	$234.72	-1.3%	77.4%	82.3%	-6.0%	$179.26	$193.17	-7.2%
4	Hyatt Regency San Francisco (1)	$310.17	$296.58	4.6%	88.3%	88.1%	0.2%	$273.88	$261.29	4.8%
5	Renaissance Orlando at SeaWorld ®	$161.01	$158.55	1.6%	78.1%	78.8%	-0.9%	$125.75	$124.94	0.6%
6	Renaissance Harborplace	$164.28	$166.89	-1.6%	68.9%	73.9%	-6.8%	$113.19	$123.33	-8.2%
7	Wailea Beach Resort	$415.11	$365.73	13.5%	89.1%	82.7%	7.7%	$369.86	$302.46	22.3%
8	Renaissance Los Angeles Airport (1)	$150.50	$158.25	-4.9%	88.8%	89.9%	-1.2%	$133.64	$142.27	-6.1%
9	JW Marriott New Orleans (1)	$200.47	$194.80	2.9%	74.3%	82.1%	-9.5%	$148.95	$159.93	-6.9%
10	Hilton Times Square	$293.39	$284.88	3.0%	99.3%	99.2%	0.1%	$291.34	$282.60	3.1%
11	Hyatt Chicago Magnificent Mile	$200.38	$194.55	3.0%	83.7%	80.4%	4.1%	$167.72	$156.42	7.2%
12	Marriott Boston Long Wharf (1)	$335.93	$317.52	5.8%	74.0%	87.3%	-15.2%	$248.59	$277.19	-10.3%
13	Renaissance Long Beach	$184.33	$184.25	0.0%	83.1%	83.5%	-0.5%	$153.18	$153.85	-0.4%
14	Embassy Suites Chicago	$203.02	$196.13	3.5%	89.3%	88.2%	1.2%	$181.30	$172.99	4.8%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$180.68	$176.25	2.5%	86.2%	83.1%	3.7%	$155.75	$146.46	6.3%
16	Renaissance Westchester	$157.43	$156.09	0.9%	74.9%	72.3%	3.6%	$117.92	$112.85	4.5%
17	Embassy Suites La Jolla	$199.85	$190.16	5.1%	88.8%	85.7%	3.6%	$177.47	$162.97	8.9%
18	Hilton New Orleans St. Charles	$169.98	$166.11	2.3%	78.8%	83.5%	-5.6%	$133.94	$138.70	-3.4%
19	Marriott Portland	$184.26	$187.28	-1.6%	83.9%	85.9%	-2.3%	$154.59	$160.87	-3.9%
20	Courtyard by Marriott Los Angeles	$163.17	$172.92	-5.6%	94.8%	95.6%	-0.8%	$154.69	$165.31	-6.4%
21	Oceans Edge Resort & Marina (1)	$233.78	$227.68	2.7%	93.4%	74.6%	25.2%	$218.35	$169.85	28.6%

	21 Hotel Comparable Portfolio (2)	$228.81	$221.87	3.1%	83.8%	84.1%	-0.4%	$191.74	$186.59	2.8%

(1)

Operating statistics for 2018 are impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. Operating statistics for 2017 are impacted by Hurricane Irma at the Oceans Edge Resort & Marina.

(2)

21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018. The 21 Hotel Comparable Portfolio includes both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information February 12, 2019

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information February 12, 2019

Operating Statistics by Brand
Q4 and FY 2018/2017

		For the Three Months Ended December 31,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	11	78.1%	$217.74	$170.05	77.7%	$214.07	$166.33	2.2%
Hilton (2)	6	86.2%	$233.04	$200.88	85.6%	$218.26	$186.83	7.5%
Hyatt (3)	2	83.5%	$275.38	$229.94	84.0%	$254.42	$213.71	7.6%
Other (4)	2	88.7%	$217.01	$192.49	81.7%	$211.94	$173.15	11.2%

21 Hotel Comparable Portfolio (5)	21	82.2%	$228.74	$188.02	81.0%	$219.80	$178.04	5.6%

		For the Year Ended December 31,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	11	79.4%	$218.77	$173.70	82.0%	$212.60	$174.33	-0.4%
Hilton (2)	6	88.3%	$230.88	$203.87	87.5%	$221.96	$194.22	5.0%
Hyatt (3)	2	86.7%	$273.88	$237.45	85.5%	$263.70	$225.46	5.3%
Other (4)	2	88.8%	$219.01	$194.48	83.6%	$218.46	$182.63	6.5%

21 Hotel Comparable Portfolio (5)	21	83.8%	$228.81	$191.74	84.1%	$221.87	$186.59	2.8%

(1)

Marriott excludes the Marriott Tysons Corner, sold in December 2018, the Marriott Houston, sold in October 2018, the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018, and the Marriott Park City, sold in June 2017.

(2)	Hilton excludes the Hilton North Houston, sold in October 2018.
(3)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.
(4)

Other excludes the Fairmont Newport Beach sold in February 2017. Other includes the Boston Park Plaza as well as both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(5)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information February 12, 2019

21 Hotel Comparable Portfolio Property-Level FY 2018 Adjusted EBITDAre Contribution by Brand

Hyatt
11.2%
Regency 9.3%
Centric 1.9%
Hotels 2
Rooms 1,223
Hilton
27.8%
Hilton 19.9%
Embassy Suites 5.9%
Hilton Garden Inn 2.0%
Hotels 6
Rooms 2,989
Independent
11.4%
Marriott
49.6%
Renaissance 24.6%
Marriott 20.0%
JW Marriott 3.9%
Courtyard 1.1%
Hotels 11
Rooms 5,333

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information February 12, 2019

Operating Statistics by Region
Q4 and FY 2018/2017

		For the Three Months Ended December 31,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	85.3%	$222.75	$190.01	83.3%	$207.00	$172.43	10.2%
Other West (2)	2	84.2%	$354.09	$298.14	80.9%	$344.25	$278.50	7.1%
Midwest	3	84.3%	$186.84	$157.51	85.5%	$185.22	$158.36	-0.5%
East (3)	10	79.5%	$222.71	$177.05	78.7%	$217.44	$171.13	3.5%

21 Hotel Comparable Portfolio (4)	21	82.2%	$228.74	$188.02	81.0%	$219.80	$178.04	5.6%

		For the Year Ended December 31,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	87.4%	$231.30	$202.16	87.1%	$224.54	$195.57	3.4%
Other West (2)	2	87.4%	$345.86	$302.28	83.7%	$308.41	$258.14	17.1%
Midwest	3	86.3%	$195.06	$168.34	83.7%	$189.38	$158.51	6.2%
East (3)	10	80.4%	$216.14	$173.78	82.4%	$214.19	$176.49	-1.5%

21 Hotel Comparable Portfolio (4)	21	83.8%	$228.81	$191.74	84.1%	$221.87	$186.59	2.8%

(1)	California excludes the Hyatt Regency Newport Beach and the Fairmont Newport Beach, sold in July 2018 and February 2017, respectively.
(2)	Other West excludes the Houston hotels, sold in October 2018, and the Marriott Park City, sold in June 2017.
(3)

East excludes the Marriott Tysons Corner, sold in December 2018, and the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018. East includes prior ownership results obtained by the Company from the previous owner of the Oceans Edge Resort & Marina during the due diligence period before the hotel’s July 2017 acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(4)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 41

Supplemental Financial Information February 12, 2019

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre
Q4 and FY 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
	(In thousands)	2018	2017		2018	2017
		Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change	Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change
1	Hilton San Diego Bayfront (1)	$10,135	$9,720	4%	$51,417	$48,707	6%
2	Boston Park Plaza	9,408	7,716	22%	31,373	29,866	5%
3	Renaissance Washington DC (3)	5,328	5,875	-9%	24,100	27,056	-11%
4	Hyatt Regency San Francisco (3)	7,586	6,131	24%	31,313	28,937	8%
5	Renaissance Orlando at SeaWorld ®	5,995	5,990	0%	27,169	25,453	7%
6	Renaissance Harborplace (3)	2,725	1,880	45%	11,138	12,277	-9%
7	Wailea Beach Resort	10,056	8,981	12%	41,912	30,478	38%
8	Renaissance Los Angeles Airport (3)	2,048	1,525	34%	7,935	8,396	-5%
9	JW Marriott New Orleans (3)	4,576	3,829	20%	13,182	14,949	-12%
10	Hilton Times Square	4,507	4,514	0%	10,685	11,172	-4%
11	Hyatt Centric Chicago Magnificent Mile (3)	1,021	1,839	-44%	6,267	7,794	-20%
12	Marriott Boston Long Wharf (3)	5,785	5,336	8%	18,563	23,767	-22%
13	Renaissance Long Beach (3)	2,107	2,221	-5%	9,162	9,421	-3%
14	Embassy Suites Chicago (3)	1,821	2,177	-16%	8,917	9,857	-10%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	1,356	1,557	-13%	6,680	6,678	0%
16	Renaissance Westchester	782	797	-2%	2,695	3,093	-13%
17	Embassy Suites La Jolla	2,417	2,246	8%	10,824	10,228	6%
18	Hilton New Orleans St. Charles	1,156	1,567	-26%	4,878	5,620	-13%
19	Marriott Portland	1,381	1,490	-7%	6,727	7,461	-10%
20	Courtyard by Marriott Los Angeles	794	906	-12%	3,738	4,732	-21%
21	Oceans Edge Resort & Marina	1,264	704	80%	6,815	3,762	81%

	21 Hotel Comparable Portfolio (4)	82,248	77,001	7%	335,490	329,704	2%

	Less: Prior Ownership Results (5)
	Oceans Edge Resort & Marina	—	—	N/A	—	(2,856)	N/A

	Add: Sold Hotels (6)
	Fairmont Newport Beach	—	—	—	—	1,019	-100%
	Marriott Park City	—	—	—	—	2,146	-100%
	Marriott Philadelphia	—	1,071	-100%	(352)	4,740	-107%
	Marriott Quincy	—	2,407	-100%	(591)	8,840	-107%
	Hyatt Regency Newport Beach (3)	—	1,461	-100%	5,092	10,180	-50%
	Hilton North Houston	(82)	1,021	-108%	1,063	3,244	-67%
	Marriott Houston	68	757	-91%	1,164	2,977	-61%
	Marriott Tysons Corner	1,989	1,917	4%	8,018	7,727	4%

	Actual Portfolio (7)	$84,223	$85,635	-2%	$349,884	$367,721	-5%

*Footnotes on page 44

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre
Q4 and FY 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
(3)

Hotel Adjusted EBITDAre for the fourth quarter of 2018 is impacted by a $0.3 million non-current year property tax credit, net of appeal fees, received at the Renaissance Harborplace. Hotel adjusted EBITDAre for 2018 is also impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. In addition, Hotel Adjusted EBITDAre for 2018 is impacted by a total of $0.2 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; Renaissance Harborplace $0.3 million; and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre for the fourth quarter of 2017 is impacted by a total of $0.3 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency Newport Beach $7,000; and Renaissance Long Beach $26,000. Hotel Adjusted EBITDAre for 2017 is impacted by a total of $0.8 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.7 million; Hyatt Regency Newport Beach $7,000; Hyatt Regency San Francisco $0.1 million; Renaissance Harborplace $0.1 million; and Renaissance Long Beach $26,000.

(4)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018.
(5)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(6)

Sold Hotels include the Fairmont Newport Beach, sold in February 2017, the Marriott Park City, sold in June 2017, the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, the Houston hotels, sold in October 2018, and the Marriott Tysons Corner, sold in December 2018.

(7)

Actual Portfolio for the three months and year ended December 31, 2018 includes all 21 hotels owned by the Company as of December 31, 2018, plus the Sold Hotels as applicable. Actual Portfolio for the three months and year ended December 31, 2017 includes all 27 hotels owned by the Company as of December 31, 2017, plus the Sold Hotels as applicable.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Margins
Q4 and FY 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
		2018	2017		2018	2017
		Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps	Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps
1	Hilton San Diego Bayfront (1)	28.5%	30.2%	(170) bps	32.7%	33.1%	(40) bps
2	Boston Park Plaza	34.2%	31.1%	310 bps	31.2%	31.1%	10 bps
3	Renaissance Washington DC (2)	26.9%	27.6%	(70) bps	28.8%	31.1%	(230) bps
4	Hyatt Regency San Francisco (2)	25.6%	22.7%	290 bps	26.9%	26.1%	80 bps
5	Renaissance Orlando at SeaWorld ®	33.3%	33.4%	(10) bps	34.5%	34.1%	40 bps
6	Renaissance Harborplace (2)	28.3%	19.9%	840 bps	26.2%	27.1%	(90) bps
7	Wailea Beach Resort	38.9%	38.3%	60 bps	39.5%	34.8%	470 bps
8	Renaissance Los Angeles Airport (2)	26.0%	20.7%	530 bps	24.8%	25.5%	(70) bps
9	JW Marriott New Orleans (2)	43.2%	38.7%	450 bps	36.7%	38.3%	(160) bps
10	Hilton Times Square	27.7%	28.8%	(110) bps	19.7%	21.2%	(150) bps
11	Hyatt Centric Chicago Magnificent Mile (2)	12.9%	22.2%	(930) bps	18.3%	23.1%	(480) bps
12	Marriott Boston Long Wharf (2)	39.3%	38.6%	70 bps	34.6%	40.2%	(560) bps
13	Renaissance Long Beach (2)	30.2%	31.1%	(90) bps	32.0%	33.0%	(100) bps
14	Embassy Suites Chicago (2)	28.0%	33.5%	(550) bps	32.0%	36.7%	(470) bps
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	25.9%	29.4%	(350) bps	29.5%	31.3%	(180) bps
16	Renaissance Westchester	13.0%	14.4%	(140) bps	11.8%	14.1%	(230) bps
17	Embassy Suites La Jolla	39.7%	40.9%	(120) bps	42.1%	42.6%	(50) bps
18	Hilton New Orleans St. Charles	33.1%	42.1%	(900) bps	34.9%	39.4%	(450) bps
19	Marriott Portland	37.1%	38.1%	(100) bps	41.2%	43.3%	(210) bps
20	Courtyard by Marriott Los Angeles	27.2%	29.6%	(240) bps	29.8%	35.3%	(550) bps
21	Oceans Edge Resort & Marina (3)	25.2%	21.5%	370 bps	33.2%	26.2%	700 bps

	21 Hotel Comparable Portfolio (4)	30.5%	30.2%	30 bps	30.9%	31.5%	(60) bps

	21 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (5)	30.4%	30.1%	30 bps	30.9%	31.4%	(50) bps

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Margins
Q4 and FY 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDAre Margins for the fourth quarter of 2018 are impacted by a $0.3 million non-current year property tax credit, net of appeal fees, received at the Renaissance Harborplace. Hotel adjusted EBITDAre Margins for 2018 are also impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. In addition, Hotel Adjusted EBITDAre Margins for 2018 are impacted by a total of $0.2 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $(15,000); Renaissance Harborplace $0.3 million; and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre Margins for the fourth quarter of 2017 are impacted by a total of $0.3 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; and Renaissance Long Beach $26,000. Hotel Adjusted EBITDAre Margins for 2017 are impacted by a total of $0.8 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.7 million; Hyatt Regency San Francisco $0.1 million; Renaissance Harborplace $0.1 million; and Renaissance Long Beach $26,000.

(3)

Includes results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(4)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018.
(5)

21 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 21 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Reconciliation Q4 2018

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$35,523	$5,680	$(289)	$2,564	$2,180	$10,135	28.5%
2	Boston Park Plaza	27,541	4,969	—	4,439	—	9,408	34.2%
3	Renaissance Washington DC	19,783	1,145	—	2,459	1,724	5,328	26.9%
4	Hyatt Regency San Francisco	29,658	4,457	—	3,129	—	7,586	25.6%
5	Renaissance Orlando at SeaWorld ®	17,992	3,851	—	2,144	—	5,995	33.3%
6	Renaissance Harborplace (3)	9,635	1,245	—	1,480	—	2,725	28.3%
7	Wailea Beach Resort	25,851	6,201	—	3,855	—	10,056	38.9%
8	Renaissance Los Angeles Airport	7,888	1,001	—	1,047	—	2,048	26.0%
9	JW Marriott New Orleans	10,599	2,113	2	1,557	904	4,576	43.2%
10	Hilton Times Square	16,267	674	65	2,556	1,212	4,507	27.7%
11	Hyatt Centric Chicago Magnificent Mile	7,943	(417)	—	1,438	—	1,021	12.9%
12	Marriott Boston Long Wharf	14,720	3,118	—	2,667	—	5,785	39.3%
13	Renaissance Long Beach	6,969	1,182	—	925	—	2,107	30.2%
14	Embassy Suites Chicago	6,510	1,085	—	736	—	1,821	28.0%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,231	709	—	647	—	1,356	25.9%
16	Renaissance Westchester	6,014	(102)	—	884	—	782	13.0%
17	Embassy Suites La Jolla	6,087	744	—	1,024	649	2,417	39.7%
18	Hilton New Orleans St. Charles	3,495	521	29	606	—	1,156	33.1%
19	Marriott Portland	3,725	983	—	398	—	1,381	37.1%
20	Courtyard by Marriott Los Angeles	2,916	(620)	—	253	1,161	794	27.2%
21	Oceans Edge Resort & Marina	5,017	5,443	(4,959)	780	—	1,264	25.2%

	21 Hotel Comparable Portfolio (4)	269,364	43,982	(5,152)	35,588	7,830	82,248	30.5%

	Add: Sold Hotels (5)
	Hilton North Houston	473	(82)	—	—	—	(82)	-17.3%
	Marriott Houston	423	68	—	—	—	68	16.1%
	Marriott Tysons Corner	5,605	1,557	—	432	—	1,989	35.5%

	Actual Portfolio (6)	$275,865	$45,525	$(5,152)	$36,020	$7,830	$84,223	30.5%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Reconciliation Q4 2017

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$32,212	$5,604	$(292)	$2,481	$1,927	$9,720	30.2%
2	Boston Park Plaza	24,789	3,172	—	4,544	—	7,716	31.1%
3	Renaissance Washington DC	21,258	1,670	—	2,440	1,765	5,875	27.6%
4	Hyatt Regency San Francisco	26,972	3,071	—	3,060	—	6,131	22.7%
5	Renaissance Orlando at SeaWorld ®	17,920	3,803	—	2,187	—	5,990	33.4%
6	Renaissance Harborplace	9,453	412	—	1,468	—	1,880	19.9%
7	Wailea Beach Resort	23,442	4,979	—	4,002	—	8,981	38.3%
8	Renaissance Los Angeles Airport	7,382	740	—	785	—	1,525	20.7%
9	JW Marriott New Orleans	9,882	1,925	2	981	921	3,829	38.7%
10	Hilton Times Square	15,670	660	71	2,564	1,219	4,514	28.8%
11	Hyatt Centric Chicago Magnificent Mile (8)	8,277	362	—	1,477	—	1,839	22.2%
12	Marriott Boston Long Wharf	13,831	3,279	—	2,057	—	5,336	38.6%
13	Renaissance Long Beach (8)	7,137	1,391	—	830	—	2,221	31.1%
14	Embassy Suites Chicago	6,496	1,281	—	896	—	2,177	33.5%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,290	773	—	784	—	1,557	29.4%
16	Renaissance Westchester	5,542	(69)	—	866	—	797	14.4%
17	Embassy Suites La Jolla	5,494	568	—	1,016	662	2,246	40.9%
18	Hilton New Orleans St. Charles	3,724	974	—	593	—	1,567	42.1%
19	Marriott Portland	3,911	1,079	—	411	—	1,490	38.1%
20	Courtyard by Marriott Los Angeles	3,062	614	—	292	—	906	29.6%
21	Oceans Edge Resort & Marina	3,275	(147)	104	747	—	704	21.5%

	21 Hotel Comparable Portfolio (4)	255,019	36,141	(115)	34,481	6,494	77,001	30.2%

	Add: Sold Hotels (5)
	Marriott Philadelphia	4,492	446	—	625	—	1,071	23.8%
	Marriott Quincy	7,715	1,214	—	1,193	—	2,407	31.2%
	Hyatt Regency Newport Beach (8)	8,132	545	—	916	—	1,461	18.0%
	Hilton North Houston	5,330	847	(47)	221	—	1,021	19.2%
	Marriott Houston	3,608	468	(16)	305	—	757	21.0%
	Marriott Tysons Corner	5,874	1,173	—	744	—	1,917	32.6%

	Actual Portfolio (6)	$290,170	$40,834	$(178)	$38,485	$6,494	$85,635	29.5%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Reconciliation
Q4 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the fourth quarter of 2018 include: $0.1 million in amortization of lease intangibles at the Hilton Times Square; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; $(5.0) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; and $29,000 in management transition costs at the Hilton New Orleans St. Charles.

(3)	Hotel Adjusted EBITDAre for the fourth quarter of 2018 is impacted by a $0.3 million non-current year property tax credit, net of appeal fees, received at the Renaissance Harborplace.
(4)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31, 2018.
(5)

Sold Hotels for both the fourth quarters of 2018 and 2017 include results for the Houston hotels sold in October 2018, and the Marriott Tysons Corner sold in December 2018. Sold Hotels for the fourth quarter of 2017 also include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, and the Hyatt Regency Newport Beach sold in July 2018.

(6)

Actual Portfolio for the fourth quarter of 2018 includes all 21 hotels owned by the Company as of December 31, 2018, plus the Sold Hotels as applicable. Actual Portfolio for the fourth quarter of 2017 includes all 27 hotels owned by the Company as of December 31, 2017, plus the Sold Hotels as applicable.

(7)

Other Adjustments for the fourth quarter of 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $41,000 in hurricane-related uninsured losses at the Houston hotels and Oceans Edge Resort & Marina.

(8)

Hotel Adjusted EBITDAre for the fourth quarter of 2017 is impacted by a total of $0.3 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency Newport Beach $7,000; and Renaissance Long Beach $26,000.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Reconciliation FY 2018

	Hotels sorted by number of rooms	For the Year Ended December 31, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$157,179	$34,422	$(1,158)	$10,225	$7,928	$51,417	32.7%
2	Boston Park Plaza	100,504	13,379	—	17,994	—	31,373	31.2%
3	Renaissance Washington DC (3)	83,735	7,634	(291)	9,800	6,957	24,100	28.8%
4	Hyatt Regency San Francisco (3)	116,383	19,108	—	12,205	—	31,313	26.9%
5	Renaissance Orlando at SeaWorld ®	78,656	18,795	(263)	8,637	—	27,169	34.5%
6	Renaissance Harborplace (3)	42,482	5,422	(127)	5,843	—	11,138	26.2%
7	Wailea Beach Resort	106,010	26,159	(47)	15,800	—	41,912	39.5%
8	Renaissance Los Angeles Airport (3)	32,054	4,162	(26)	3,799	—	7,935	24.8%
9	JW Marriott New Orleans (3)	35,953	5,217	(242)	4,590	3,617	13,182	36.7%
10	Hilton Times Square	54,210	(4,615)	265	10,209	4,826	10,685	19.7%
11	Hyatt Centric Chicago Magnificent Mile (3)	34,213	406	—	5,861	—	6,267	18.3%
12	Marriott Boston Long Wharf (3)	53,592	8,611	(60)	10,012	—	18,563	34.6%
13	Renaissance Long Beach	28,627	5,715	(64)	3,511	—	9,162	32.0%
14	Embassy Suites Chicago (3)	27,852	5,954	—	2,963	—	8,917	32.0%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	22,630	3,813	—	2,867	—	6,680	29.5%
16	Renaissance Westchester	22,887	(838)	(54)	3,587	—	2,695	11.8%
17	Embassy Suites La Jolla	25,727	4,133	—	4,095	2,596	10,824	42.1%
18	Hilton New Orleans St. Charles	13,976	2,444	29	2,405	—	4,878	34.9%
19	Marriott Portland	16,333	5,149	(17)	1,595	—	6,727	41.2%
20	Courtyard by Marriott Los Angeles	12,562	1,524	—	1,053	1,161	3,738	29.8%
21	Oceans Edge Resort & Marina	20,558	9,443	(5,666)	3,038	—	6,815	33.2%

	21 Hotel Comparable Portfolio (4)	1,086,123	176,037	(7,721)	140,089	27,085	335,490	30.9%

	Add: Sold Hotels (5)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach (3)	20,372	3,319	—	1,773	—	5,092	25.0%
	Hilton North Houston	13,192	370	2	691	—	1,063	8.1%
	Marriott Houston	9,219	356	(23)	831	—	1,164	12.6%
	Marriott Tysons Corner	23,679	5,608	(32)	2,442	—	8,018	33.9%

	Actual Portfolio (6)	$1,153,188	$184,747	$(7,774)	$145,826	$27,085	$349,884	30.3%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Reconciliation FY 2017

	Hotels sorted by number of rooms	For the Year Ended December 31, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$147,150	$30,999	$(1,160)	$11,068	$7,800	$48,707	33.1%
2	Boston Park Plaza	96,020	10,529	—	19,337	—	29,866	31.1%
3	Renaissance Washington DC	87,118	10,033	—	9,905	7,118	27,056	31.1%
4	Hyatt Regency San Francisco (8)	110,699	16,668	—	12,269	—	28,937	26.1%
5	Renaissance Orlando at SeaWorld ®	74,659	16,554	66	8,833	—	25,453	34.1%
6	Renaissance Harborplace (8)	45,349	6,340	—	5,937	—	12,277	27.1%
7	Wailea Beach Resort	87,458	14,285	—	16,193	—	30,478	34.8%
8	Renaissance Los Angeles Airport	32,889	5,444	—	2,952	—	8,396	25.5%
9	JW Marriott New Orleans	39,053	7,071	(1)	4,197	3,682	14,949	38.3%
10	Hilton Times Square	52,598	(4,233)	290	10,262	4,853	11,172	21.2%
11	Hyatt Centric Chicago Magnificent Mile (8)	33,795	1,993	—	5,801	—	7,794	23.1%
12	Marriott Boston Long Wharf	59,127	15,362	—	8,132	273	23,767	40.2%
13	Renaissance Long Beach (8)	28,573	6,150	—	3,271	—	9,421	33.0%
14	Embassy Suites Chicago (8)	26,833	6,258	—	3,599	—	9,857	36.7%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile (8)	21,338	3,563	—	3,115	—	6,678	31.3%
16	Renaissance Westchester	21,902	(343)	—	3,436	—	3,093	14.1%
17	Embassy Suites La Jolla	24,004	3,521	—	4,061	2,646	10,228	42.6%
18	Hilton New Orleans St. Charles	14,265	3,247	—	2,373	—	5,620	39.4%
19	Marriott Portland	17,228	5,836	—	1,625	—	7,461	43.3%
20	Courtyard by Marriott Los Angeles	13,412	3,568	—	1,164	—	4,732	35.3%
21	Oceans Edge Resort & Marina	14,372	32	776	2,954	—	3,762	26.2%

	21 Hotel Comparable Portfolio (4)	1,047,842	162,877	(29)	140,484	26,372	329,704	31.5%

	Less: Prior Ownership Results (9)
	Oceans Edge Resort & Marina	(9,249)	(1,393)	—	(1,463)	—	(2,856)	30.9%

	Add: Sold Hotels (5)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	6,440	1,447	—	699	—	2,146	33.3%
	Marriott Philadelphia	17,942	2,230	—	2,510	—	4,740	26.4%
	Marriott Quincy	30,480	4,155	—	4,685	—	8,840	29.0%
	Hyatt Regency Newport Beach (8)	39,686	6,604	—	3,576	—	10,180	25.7%
	Hilton North Houston	19,613	144	423	2,677	—	3,244	16.5%
	Marriott Houston	14,067	537	425	2,015	—	2,977	21.2%
	Marriott Tysons Corner	23,194	4,733	—	2,994	—	7,727	33.3%

	Actual Portfolio (6)	$1,193,556	$182,353	$819	$158,177	$26,372	$367,721	30.8%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information February 12, 2019

Property-Level Adjusted EBITDAre Reconciliation
FY 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for 2018 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(1.1) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; a total of $(1.1) million in hospitality procurement supply rebates received by our Marriott-branded hotels; $(5.8) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; a total of $0.1 million in hurricane-related uninsured losses at the Houston hotels and the Oceans Edge Resort & Marina; and $29,000 in management transition costs at the Hilton New Orleans St. Charles.

(3)

Hotel Adjusted EBITDAre for 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport, and by a total of $0.2 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; Renaissance Harborplace $0.3 million; and Renaissance Washington DC $(4,000).

(4)	21 Hotel Comparable Portfolio includes all hotels owned by the Company as of December 31 2018.
(5)

Sold Hotels for both 2018 and 2017 include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach sold in July 2018, the Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018. Sold Hotels for 2017 also include results for the Fairmont Newport Beach and the Marriott Park City sold in February 2017 and June 2017, respectively.

(6)

Actual Portfolio for 2018 includes all 21 hotels owned by the Company as of December 31, 2018, plus the Sold Hotels as applicable. Actual Portfolio for 2017 includes all 27 hotels owned by the Company as of December 31, 2017, plus the Sold Hotels as applicable.

(7)

Other Adjustments for 2017 include: a total of $0.3 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(1.1) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $1.7 million in hurricane-related uninsured losses at the Houston hotels, Oceans Edge Resort & Marina and Renaissance Orlando at SeaWorld®.

(8)

Hotel Adjusted EBITDAre for 2017 is impacted by a total of $0.8 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.7 million; Hyatt Regency Newport Beach $7,000; Hyatt Regency San Francisco $0.1 million; Renaissance Harborplace $0.1 million; and Renaissance Long Beach $26,000.

(9)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52